SECOND AMENDMENT TO
AMENDED AND RESTATED ACCOUNT PURCHASE AGREEMENT

THIS SECOND AMENDMENT (this “Amendment”), dated to be effective as of October 1, 2012, is entered into by and between TS STAFFING SERVICES, INC., a Texas corporation (the “Customer”), and WELLS FARGO BANK, NATIONAL ASSOCIATION (together with its participants, successors and assigns, “WFBC”).

RECITALS

A.

The Customer and WFBC are parties to an Amended and Restated Account Purchase Agreement, dated as of November 21, 2011 (as amended or otherwise modified from time to time, the “Account Purchase Agreement”).

B.	The Customer has requested that certain amendments be made to the Account Purchase Agreement, which WFBC is willing to make pursuant to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:

1.

Defined Terms.  Capitalized terms used in this Amendment which are defined in the Recitals above shall have the same meanings as defined in such Recitals, unless otherwise defined herein.  Capitalized terms used in this Amendment which are defined in the Account Purchase Agreement shall have the same meanings as defined in the Account Purchase Agreement, unless otherwise defined herein.

2.	Amendments to Account Purchase Agreement.
(a)	Section 2.56 of the Account Purchase Agreement is hereby amended and restated to read in its entirety as follows:

“2.56            “WFBC Discount” means, with respect to each Purchased Account and the Related Rights with respect thereto, an amount equal to the lesser of (i) the sum of LIBOR, which interest rate shall change whenever LIBOR changes, plus six and seventeen hundredths of one percent (6.17%) per annum, or (ii) the lawful maximum, if any, in effect from time to time for advances to customers of the type, in the amount, for the purposes and otherwise of the kind herein contemplated.  Upon the occurrence and during the continuation of an Event of Termination, with respect to each Purchased Account and the Related Rights with respect thereto, the WFBC Discount shall be equal to the sum of LIBOR, which interest rate shall change whenever LIBOR changes, plus nine and seventeen hundredths of one percent (9.17%) per annum, or such lesser amount as WFBC in its sole discretion may determine (but in no event shall such fee be more than the lawful maximum, if any, in effect from time to time for advances of the type, in the amount, for the purposes and otherwise of the kind herein contemplated).  The WFBC Discount shall be calculated on the basis of a 360-day year for the actual number of days elapsed.  WFBC may increase the WFBC Discount if WFBC’s cost of funds increases for any reason.  Such change shall be effective upon the actual change in WFBC’s cost of funds.”

(b)	Section 3.08(a) of the Account Purchase Agreement is hereby amended and restated to read in its entirety as follows:

“(a)            WFBC Discount Fee.  The Customer shall pay WFBC a fully earned fee equal to the product of the WFBC Discount multiplied by the aggregate Outstanding Balance of the Purchased Accounts (the “WFBC Discount Fee”).  The WFBC Discount Fee shall accrue daily and shall be due and payable in arrears on the last day of each month and on the Final Termination Date.”

(c)	Section 3.20(e) of the Account Purchase Agreement is hereby amended and restated to read in its entirety as follows:

“(e)            The Customer will pay on demand to WFBC interest (before and after default and before and after judgment, with interest on overdue interest at the same rate) on all amounts not paid to or deposited when due hereunder (other than amounts due under Section 3.10(b)) at a rate equal to LIBOR, which interest rate shall change whenever LIBOR changes, plus nine and seventeen hundredths of one percent (9.17%) per annum calculated daily.”

(d)	Section 6.09 of the Account Purchase Agreement is hereby amended and restated to read in its entirety as follows:

“6.09            Notation on Invoices.  The Customer shall make a notation on each original invoice (or the electronic equivalent of an invoice) or other such documentation accepted by WFBC for each Account which indicates that such Account has been sold, transferred and assigned to WFBC.  Such notation shall read as follows or as otherwise agreed to by WFBC in writing:

This invoice has been sold, transferred and assigned to

and is payable to:

WELLS FARGO BANK, N.A.

PO Box 911494

Denver, Colorado  80291-1494

For information call 954-761-4027

Wire Instructions:

WELLS FARGO BANK, N.A.

San Francisco, CA

ABA# 121000248

For credit to Wells Fargo/Wells Fargo Business Credit

For further credit to TS Staffing Services, Inc.

Acct# 6355033300

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In addition, the Customer shall make a notation, in form and substance acceptable to WFBC in its sole discretion, on any other form of documentation accepted by WFBC for each Account and all Related Rights which indicates that such Account and Related Rights have been sold, transferred and assigned to WFBC.  In the event any invoice (or the electronic equivalent of an invoice) or other form of documentation is sent or transmitted to any Account Debtor without the notation required hereunder, a fee equal to two and one half of one percent (2.50%) of the face amount of the related Account shall be immediately due and payable to WFBC.”

(e)	The first sentence of Section 6.18 is hereby amended and restated to read in its entirety as follows:

“The Customer will notify WFBC in writing at least thirty (30) days prior to any (a) proposed change of the Customer’s legal name, jurisdiction of incorporation, identity, legal entity, or corporate structure or (b) business dissolution.”

(f)	Exhibit A to the Account Purchase Agreement is hereby amended and restated to read in its entirety as set forth on the Exhibit A to this Amendment.
(g)	No Other Changes. Except as explicitly amended by this Amendment, all of the terms and conditions of the Account Purchase Agreement shall remain in full force and effect.
(h)

Notices.  WFBC hereby gives the Customer notice pursuant to the Account Purchase Agreement and each other Related Document that notices should be sent to WFBC at both of the following addresses:  (a) Wells Fargo Bank, National Association, 110 East Broward Blvd. #1100, Ft. Lauderdale, Florida 33301, MAC:  Z6186-110, Attention:  Beverly R. Ferrara and (b) Wells Fargo Bank, National Association, 14241 Dallas Parkway, Suite 900, Dallas, Texas 75254, MAC:  T6312-030, Attention:  Jason Cole.

(i)

Conditions Precedent.  This Amendment shall be effective when WFBC shall have received an executed original hereof and such other matters as WFBC may require, each in substance and form acceptable to WFBC in its reasonable discretion.

(j)	Representations and Warranties. The Customer hereby represents and warrants to WFBC as follows:
(k)

The Customer has all requisite power and authority to execute and deliver this Amendment and any other agreements or instruments required hereunder and to perform all of its obligations hereunder and thereunder, and this Amendment and all such other agreements and instruments have been duly executed and delivered by the Customer and constitute the legal, valid and binding obligation of the Customer, enforceable in accordance with its terms.

(l)

The execution, delivery and performance by the Customer of this Amendment and any other agreements or instruments required hereunder have been duly authorized by all necessary corporate action and do not (i) require any authorization,

            3

consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to the Customer, or the articles of incorporation or by-laws of the Customer, or (iii) result in a breach of or constitute a default under any agreement, lease or instrument to which the Customer is a party or by which it or its properties may be bound or affected.

(m)

All of the representations and warranties contained in the Account Purchase Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

(n)

References.  All references in the Account Purchase Agreement to “this Agreement” shall be deemed to refer to the Account Purchase Agreement as amended hereby; and any and all references in any of the Related Documents to the Account Purchase Agreement shall be deemed to refer to the Account Purchase Agreement as amended hereby.

(o)

No Waiver.  The execution of this Amendment and the acceptance of all other agreements and instruments related hereto shall not be deemed to be a waiver of any default or Event of Termination under the Account Purchase Agreement or a waiver of any breach, default or event of default under any Related Document or other document held by WFBC, whether or not known to WFBC and whether or not existing on the date of this Amendment.

(p)

Release.  The Customer and each Guarantor by signing the Acknowledgment and Agreement of Guarantors set forth below, each hereby absolutely and unconditionally releases and forever discharges WFBC, and any and all participants, parent entities, subsidiary entities, affiliated entities, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, attorneys, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which the Customer or such Guarantor has had, now has or has made claim to have against any such Person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

(q)

Costs and Expenses.  The Customer hereby reaffirms its agreement under the Account Purchase Agreement to pay or reimburse WFBC on demand for all costs and expenses incurred by WFBC in connection with the Account Purchase Agreement and the Related Documents, including without limitation all disbursements and reasonable fees of counsel.  Without limiting the generality of the foregoing, the Customer specifically agrees to pay all disbursements and fees of counsel to WFBC for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto.  The Customer acknowledges and agrees that WFBC may charge such fees and disbursements to the Collected Reserve Account.

            4

(r)

Miscellaneous.  This Amendment and the Acknowledgment and Agreement of Guarantors may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.  Manually executed counterparts of the signature pages of this Amendment and the Acknowledgment and Agreement of Guarantors may be delivered by the parties electronically so long as transmitted pages are reproducible on paper medium upon receipt.  Each party is duly authorized to print any executed signature page so received and attach it to this Amendment and the Acknowledgment and Agreement of Guarantors, whereupon this Amendment and the Acknowledgment and Agreement of Guarantors shall be deemed to have been duly executed and delivered by the transmitting party and the paper copy of this Amendment and the Acknowledgment and Agreement of Guarantors assembled by the recipient with such signature page attached shall be deemed an original for all purposes, absent manifest error or bad faith.  This Amendment and the Acknowledgment and Agreement of Guarantors shall be governed by and construed in accordance with the substantive laws (other than conflict laws) of the State of Colorado.  The parties hereby (a) consent to the personal jurisdiction of the state and federal courts located in the State of Colorado, and any appellate court from which any appeals therefrom are available, in connection with any controversy related to this Amendment or the Acknowledgment and Agreement of Guarantors; (b) waive any argument that venue in any such forum is not convenient; (c) agree that any litigation initiated by any party in connection with this Amendment and the Acknowledgment and Agreement of Guarantors may be venued in the state or federal courts located in the City and County of Denver, Colorado; and (d) agree that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(s)

WAIVER OF JURY TRIAL.  THE CUSTOMER, EACH GUARANTOR AND WFBC HEREBY IRREVOCABLY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION AT LAW OR IN EQUITY OR IN ANY OTHER PROCEEDING BASED ON OR PERTAINING TO THIS AMENDMENT OR THE ACKNOWLEDGMENT AND AGREEMENT OF GUARANTORS.

[The remainder of this page intentionally left blank.]

            5

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

WELLS FARGO BANK, NATIONAL ASSOCIATION By: /s/ Jason M. Cole Name: Jason M. Cole Its: Authorized Signatory	TS STAFFING SERVICES, INC. By: /s/ Michael Golde Name: Michael Golde Its: Chief Financial Officer

Signature Page to

Second Amendment to Amended and Restated Account Purchase Agreement

ACKNOWLEDGMENT AND AGREEMENT OF GUARANTORS

Each of the undersigned, each a guarantor of the debts, obligations and liabilities of TS Staffing Services, Inc., a Texas corporation (the “Customer”) to Wells Fargo Bank, National Association (together with its participants, successors and assigns, “WFBC”), pursuant to (a) a Continuing Guaranty by Robert Cassera in favor of WFBC, dated as of August 27, 2010, (b) an Amended and Restated Continuing Guaranty by Corporate Resource Services, Inc. in favor of WFBC, dated as of November 21, 2011, (c) a Continuing Guaranty by Diamond Staffing Services, Inc. in favor of WFBC, dated as of January 31, 2011, (d) a Continuing Guaranty by Insurance Overload Services, Inc. in favor of WFBC, dated as of August 27, 2010, and (e) a Continuing Guaranty by Corporate Resource Development Inc. in favor of WFBC, dated as of November 21, 2011 (each of the foregoing as amended or otherwise modified from time to time, a “Guaranty”), hereby (i) acknowledges receipt of the foregoing Amendment; (ii) consents to the terms (including without limitation the release by each of the undersigned set forth in the Amendment) and execution thereof; (iii) reaffirms all obligations to WFBC pursuant to the terms of his or its Guaranty; and (iv) acknowledges that WFBC may amend, restate, extend, renew or otherwise modify the Account Purchase Agreement and any debts, obligations, liabilities or agreement of the Customer, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the liability of the undersigned under his or its Guaranty for all of the Customer’s present and future debts, obligations and liabilities to WFBC.

/s/ Robert Cassera Robert Cassera	CORPORATE RESOURCE SERVICES, INC. By: /s/ Michael Golde Name: Michael Golde Its: Chief Financial Officer
DIAMOND STAFFING SERVICES, INC. By: /s/ Michael Golde Name: Michael Golde Its: Chief Financial Officer	INSURANCE OVERLOAD SERVICES, INC. By: /s/ Michael Golde Name: Michael Golde Its: Chief Financial Officer
CORPORATE RESOURCE DEVELOPMENT INC. By: /s/ Michael Golde Name: Michael Golde Its: Chief Financial Officer

Signature Page to

Acknowledgment and Agreement of Guarantors

Second Amendment to Amended and Restated Account Purchase Agreement

Exhibit A

To

Account Purchase Agreement

Legal Names, Trade Names, DBAs and other Fictitious Names

Legal Name and Jurisdiction	Trade Name, DBA or Fictitious Name Used	Date of First Use of Trade Name, DBA or Fictitious Name; How Acquired	State(s) in which Trade Name, DBA or Fictitious Name is registered
Corporate Resource Development Inc., a Delaware corporation	ACCOUNTEKNOLOGY GROUP	Assumed name certificate filed on June 15, 2011	New York County
Corporate Resource Development Inc., a Delaware corporation	ALDAN TROY GROUP	Assumed name certificate filed on June 15, 2011	New York County
Corporate Resource Development Inc., a Delaware corporation	B. BARNES ASSOCIATES	Assumed name certificate filed on June 15, 2011	New York County
Corporate Resource Development Inc., a Delaware corporation	CORPORATE RESOURCE DEV INC.	Assumed name certificate filed on June 15, 2011	New York County
Corporate Resource Development Inc., a Delaware corporation	CORPORATE RESOURCE SERVICES	PENDING 2.22.13	PENDING 2.22.13
Corporate Resource Development Inc., a Delaware corporation	CRD STAFFING	Assumed name certificate filed on or about November 18, 2011	New York County
Corporate Resource Development Inc., a Delaware corporation	CREATIVE NETWORK SYSTEMS	Assumed name certificate filed on June 15, 2011	New York County
Corporate Resource Development Inc., a Delaware corporation	DECORUM CONSULTING GROUP	Assumed name certificate filed on June 15, 2011	New York County
Corporate Resource Development Inc., a Delaware corporation	DIVERSITY STAFFING	Assumed name certificate filed on June 15, 2011	New York County
Corporate Resource Development Inc., a Delaware corporation	DIVERSITY SERVICES OF DC	Assumed name certificate filed on June 15, 2011	New York County
Corporate Resource Development Inc., a Delaware corporation	F.S.I. SERVICES	Assumed name certificate filed on June 15, 2011	New York County
Corporate Resource Development Inc., a Delaware corporation	H R STAFFING	Assumed name certificate filed on June 15, 2011	New York County
Corporate Resource Development Inc., a Delaware corporation	J.D. & TUTTLE HOSPITALITY STAFFING	Assumed name certificate filed on June 15, 2011	New York County
Corporate Resource Development Inc., a Delaware corporation	LERNER, CUMBO & ASSOCIATES	Assumed name certificate filed on June 15, 2011	New York County
Corporate Resource Development Inc., a Delaware corporation	ON THE MARKS PERSONNEL	Assumed name certificate filed on June 15, 2011	New York County
Corporate Resource Development Inc., a Delaware corporation	PARK AVENUE DESIGN PLACEMENT	Assumed name certificate filed on November 4, 2011	New York County
Corporate Resource Development Inc., a Delaware corporation	PAULSON SEARCH	Assumed name certificate filed on June 15, 2011	New York County
Corporate Resource Development Inc., a Delaware corporation	PEOPLE FINDERS PLUS	Assumed name certificate filed on June 15, 2011	New York County
Corporate Resource Development Inc., a Delaware corporation	PERSONNEL SPECIALIST	Assumed name certificate filed on June 15, 2011	New York County
Corporate Resource Development Inc., a Delaware corporation	PROMPT PERSONNEL ASSOCIATES	Assumed name certificate filed on June 15, 2011	New York County
Corporate Resource Development Inc., a Delaware corporation	PYRAMID STAFFING SERVICE	Assumed name certificate filed on June 15, 2011	New York County
Corporate Resource Development Inc., a Delaware corporation	RWP SOLUTIONS	Assumed name certificate filed on June 15, 2011	New York County
Corporate Resource Development Inc., a Delaware corporation	SEARCHPOINT 1	Assumed name certificate filed on June 15, 2011	New York County
Corporate Resource Development Inc., a Delaware corporation	SEGUE SEARCH	Assumed name certificate filed on June 15, 2011	New York County
Corporate Resource Development Inc., a Delaware corporation	SEGUE SEARCH OF CONNECTICUT	Assumed name certificate filed on June 15, 2011	New York County
Corporate Resource Development Inc., a Delaware corporation	STAFF "ONE"	Assumed name certificate filed on June 15, 2011	New York County
Corporate Resource Development Inc., a Delaware corporation	STAFF DESIGN	Assumed name certificate filed on June 15, 2011	New York County
Corporate Resource Development Inc., a Delaware corporation	STAFFING REMEDIES	Assumed name certificate filed on June 15, 2011	New York County
Corporate Resource Development Inc., a Delaware corporation	STAFFING UNLIMITED.COM	Assumed name certificate filed on June 15, 2011	New York County
Corporate Resource Development Inc., a Delaware corporation	STRATEGIC RESOURCES STAFFING	Assumed name certificate filed on June 15, 2011	New York County
Corporate Resource Development Inc., a Delaware corporation	SYNERGY PERSONNEL	Assumed name certificate filed on June 15, 2011	New York County
Corporate Resource Development Inc., a Delaware corporation	TDF CONSULTING GROUP	Assumed name certificate filed on June 15, 2011	New York County
Corporate Resource Development Inc., a Delaware corporation	TEMPORARY ALTERNATIVES	Assumed name certificate filed on June 15, 2011	New York County
Corporate Resource Development Inc., a Delaware corporation	TEMPORARY SERVICES	Assumed name certificate filed on June 15, 2011	New York County
Corporate Resource Development Inc., a Delaware corporation	THE DRAYER SEARCH GROUP	Assumed name certificate filed on June 15, 2011	New York County
Corporate Resource Development Inc., a Delaware corporation	THE EMPLOYMENT SOURCE INC.	Assumed name certificate filed on June 15, 2011	New York County
Corporate Resource Development Inc., a Delaware corporation	THE GOLD STANDARD	Assumed name certificate filed on June 15, 2011	New York County
Corporate Resource Development Inc., a Delaware corporation	THE MILLER CANG AGENCY	Assumed name certificate filed on June 15, 2011	New York County
Corporate Resource Development Inc., a Delaware corporation	THE PROFESSIONALS PERSONNEL	Assumed name certificate filed on June 15, 2011	New York County
Corporate Resource Development Inc., a Delaware corporation	THE SOURCE	Assumed name certificate filed on or about November 18, 2011	New York County
Corporate Resource Development Inc., a Delaware corporation	THE SOURCE (BARNEYS)	Assumed name certificate filed on or about November 18, 2011	New York County
Corporate Resource Development Inc., a Delaware corporation	THE TUTTLE AGENCY INC.	Assumed name certificate filed on June 15, 2011	New York County
Corporate Resource Development Inc., a Delaware corporation	TRIANGLE PERSONNEL ASSOCIATES	Assumed name certificate filed on June 15, 2011	New York County
Corporate Resource Development Inc., a Delaware corporation	TROY ASSOCIATES	Assumed name certificate filed on June 15, 2011	New York County
Corporate Resource Development Inc., a Delaware corporation	TUTTLE AGENCY OF PENNSYLVANIA	Assumed name certificate filed on June 15, 2011	New York County
Corporate Resource Development Inc., a Delaware corporation	TUTTLE HOSPITALITY	Assumed name certificate filed on or about November 18, 2011	New York County
Corporate Resource Development Inc., a Delaware corporation	TUTTLE IN-HOUSE STAFF	Assumed name certificate filed on or about November 18, 2011	New York County

Diamond Staffing Services, Inc., a Delaware corporation	CAMEO PERSONNEL SYSTEMS	Assumed name certificate filed on April 18, 2011	New Jersey
Diamond Staffing Services, Inc., a Delaware corporation	CORPORATE RESOURCE SERVICES	PENDING	PENDING
Diamond Staffing Services, Inc., a Delaware corporation	CRS	PENDING	Texas, City of Irving
Diamond Staffing Services, Inc., a Delaware corporation	TOP LINE STAFFING	Assumed name certificate filed on August 6, 2012	California, County of Riverside
Diamond Staffing Services, Inc., a Delaware corporation	TOP LINE STAFFING	Assumed name certificate filed on August 2, 2012	New York County
Diamond Staffing Services, Inc., a Delaware corporation	TOP LINE STAFFING	Assumed name certificate filed on August 6, 2012	California, County of San Bernardino
Diamond Staffing Services, Inc., a Delaware corporation	TOP LINE STAFFING	Assumed name certificate filed on August 3, 2012	Delaware, Kent County
Diamond Staffing Services, Inc., a Delaware corporation	TOP LINE STAFFING	Assumed name certificate filed on August 6, 2012	California, Orange County
Diamond Staffing Services, Inc., a Delaware corporation	TOP LINE STAFFING	Assumed Name Certificate filed on April 19, 2011	NJ State

Insurance Overload Services, Inc., a Delaware corporation	CORPORATE RESOURCE SERVICES	PENDING	PENDING
Insurance Overload Services, Inc., a Delaware corporation	INSURANCE OVERLOAD STAFFING	February 22, 2013	PENDING

STS Group, Inc., a Florida Corporation	SER PROFESSIONAL SERVICES	Assumed name certificate filed on April 28, 2008; Registered fictitious name	Florida – Multiple Counties
STS Group, Inc., a Florida Corporation	STS Solutions, inc.	Assumed name certificate filed on September 9, 2008; Registered fictitious name	Florida – Multiple Counties
STS Group, Inc., a Florida Corporation	TRI-STATE EMPLOYMENT SERVICES, INC.	Assumed name certificate filed on January 30, 2003; Registered fictitious name	Florida – Multiple Counties

TS Staffing Services, Inc., a Texas corporation	[Intentionally left blank]	Although not a DBA, effective November 10, 2011, TS Staffing Corp. merged into TS Staffing Services, Inc., a TX corp., which was the surviving entity
TS Staffing Services, Inc., a Texas corporation	[Intentionally left blank]	Although not a DBA, effective November 10, 2011, TS Staffing Corp. merged into TS Staffing Services, Inc., a TX corp., which was the surviving entity[4]	N/A
TS Staffing Services, Inc., a Texas corporation	AMERICAN WORKFORCE	Assumed name certificate filed on January 7, 2008; Registered fictitious name of TS Staffing Corp.; acquired by merger
TS Staffing Services, Inc., a Texas corporation	TRI-STATE STAFFING	Assumed name certificate filed on January 7, 2008; Registered fictitious name of TS Staffing Corp.; acquired by merger
TS Staffing Services, Inc., a Texas corporation	LUMEA	Assumed name certificate filed on or about October 5, 2012	Florida – Multiple Counties
TS Staffing Services, Inc., a Texas corporation	CORPORATE RESOURCE SERVICES	PENDING	PENDING
TS Staffing Services, Inc., a Texas corporation	TRI-STATE STAFFING	Assumed name certificate filed on or about April 25, 2012	Alaska SOS
TS Staffing Services, Inc., a Texas corporation	TS STAFFING	Assumed name certificate filed on or about April 25, 2012	Alaska SOS
TS Staffing Services, Inc., a Texas corporation	TRI-STATE STAFFING	Assumed name certificate filed on or about April 25, 2012	Arizona SOS
TS Staffing Services, Inc., a Texas corporation	TS STAFFING	Assumed name certificate filed on or about April 26, 2012	Arizona SOS
TS Staffing Services, Inc., a Texas corporation	TRI-STATE STAFFING	Assumed name certificate filed on or about January 9, 2012	Arkansas SOS
TS Staffing Services, Inc., a Texas corporation	TS STAFFING	Assumed name certificate filed on or about January 1, 2012	Arkansas SOS
TS Staffing Services, Inc., a Texas corporation	TRI-STATE STAFFING	Assumed name certificate filed on or about January 3, 2012	California – Orange County
TS Staffing Services, Inc., a Texas corporation	TS STAFFING	Assumed name certificate filed on or about January 3, 2012	California – Orange County
TS Staffing Services, Inc., a Texas corporation	TRI-STATE STAFFING	Assumed name certificate filed on or about January 17, 2012	California – San Bernardino Co.
TS Staffing Services, Inc., a Texas corporation	TS STAFFING	Assumed name certificate filed on or about January 17, 2012	California – San Bernardino Co.
TS Staffing Services, Inc., a Texas corporation	TRI-STATE STAFFING	Assumed name certificate filed on or about January 17, 2012	California – Ventura Co.
TS Staffing Services, Inc., a Texas corporation	TS STAFFING	Assumed name certificate filed on or about January 18, 2012	California – Ventura Co.
TS Staffing Services, Inc., a Texas corporation	TRI-STATE STAFFING	Assumed name certificate filed on or about January 3, 2012	California Los Angeles County
TS Staffing Services, Inc., a Texas corporation	TS STAFFING	Assumed name certificate filed on or about January 3, 2012	California Los Angeles County
TS Staffing Services, Inc., a Texas corporation	TRI-STATE STAFFING	Assumed name certificate filed on or about January 3, 2012	Colorado SOS
TS Staffing Services, Inc., a Texas corporation	TS STAFFING	Assumed name certificate filed on or about January 3, 2012	Colorado SOS
TS Staffing Services, Inc., a Texas corporation	TRI-STATE STAFFING	Assumed name certificate filed on or about January 3, 2012	Connecticut - Old Saybrook town Clerk
TS Staffing Services, Inc., a Texas corporation	TS STAFFING	Assumed name certificate filed on or about January 3, 2012	Connecticut - Old Saybrook town Clerk
TS Staffing Services, Inc., a Texas corporation	TRI-STATE STAFFING	Assumed name certificate filed on or about December 30, 2011	Delaware – Kent Co. Protonotary
TS Staffing Services, Inc., a Texas corporation	TS STAFFING	Assumed name certificate filed on or about December 30, 2011	Delaware – Kent Co. Protonotary
TS Staffing Services, Inc., a Texas corporation	AMERICAN WORKFORCE	Assumed name certificate filed on January 7, 2008; Registered fictitious name of TS Staffing Corp.; acquired by merger	Florida
TS Staffing Services, Inc., a Texas corporation	TRI-STATE STAFFING	Assumed name certificate filed on January 7, 2008; Registered fictitious name of TS Staffing Corp.; acquired by merger	Florida
TS Staffing Services, Inc., a Texas corporation	Personally Yours Services	Assumed name certificate filed on or about January 24, 2013	Florida – County of Broward, West Palm Beach and Miami-Dade
TS Staffing Services, Inc., a Texas corporation	AMERICAN WORKFORCE	Assumed name certificate filed on or about January 3, 2012	Florida SOS
TS Staffing Services, Inc., a Texas corporation	AWF	Assumed name certificate filed on or about January 3, 2012	Florida SOS
TS Staffing Services, Inc., a Texas corporation	FER RESTORATION SERVICES	Assumed name certificate filed on or about January 3, 2012	Florida SOS
TS Staffing Services, Inc., a Texas corporation	TRI-STATE STAFFING	Assumed name certificate filed on or about January 3, 2012	Florida SOS
TS Staffing Services, Inc., a Texas corporation	TS STAFFING	Assumed name certificate filed on or about January 3, 2012	Florida SOS
TS Staffing Services, Inc., a Texas corporation	TRI-STATE STAFFING	Assumed name certificate filed on or about January 3, 2012	Georgia – Gwinnett Co. Clerk
TS Staffing Services, Inc., a Texas corporation	TS STAFFING	Assumed name certificate filed on or about January 3, 2012	Georgia – Gwinnett Co. Clerk
TS Staffing Services, Inc., a Texas corporation	TRI-STATE STAFFING	Assumed name certificate filed on or about April 12, 2012	Hawaii
TS Staffing Services, Inc., a Texas corporation	TS STAFFING	Assumed name certificate filed on or about April 12, 2012	Hawaii
TS Staffing Services, Inc., a Texas corporation	TRI-STATE STAFFING	Assumed name certificate filed on or about April 12, 2012	Idaho SOS
TS Staffing Services, Inc., a Texas corporation	TS STAFFING	Assumed name certificate filed on or about April 12, 2012	Idaho SOS
TS Staffing Services, Inc., a Texas corporation	TRI-STATE STAFFING	Assumed name certificate filed on or about January 6, 2012	Illinois - SOS
TS Staffing Services, Inc., a Texas corporation	Mercy Nursing	Assumed name certificate filed on or about October 3, 2012	Illinois – SOS
TS Staffing Services, Inc., a Texas corporation	TS STAFFING	Assumed name certificate filed on or about January 6, 2012	Illinois- SOS
TS Staffing Services, Inc., a Texas corporation	TRI-STATE STAFFING	Assumed name certificate filed on or about January 6, 2012	Indiana - SOS
TS Staffing Services, Inc., a Texas corporation	TS STAFFING	Assumed name certificate filed on or about January 6, 2012	Indiana - SOS
TS Staffing Services, Inc., a Texas corporation	TRI-STATE STAFFING	Assumed name certificate filed on or about January 3, 2012	Iowa - SOS
TS Staffing Services, Inc., a Texas corporation	TS STAFFING	Assumed name certificate filed on or about January 3, 2012	Iowa - SOS
TS Staffing Services, Inc., a Texas corporation	TRI-STATE STAFFING	Assumed name certificate filed on or about January 9, 2012	Maryland – Dept of Assessments and Taxation
TS Staffing Services, Inc., a Texas corporation	TS STAFFING	Assumed name certificate filed on or about January 6, 2012	Maryland – Dept of Assessments and Taxation
TS Staffing Services, Inc., a Texas corporation	TRI-STATE STAFFING	Assumed name certificate filed on or about December 30, 2011	Massachusetts – Boston City Clerk
TS Staffing Services, Inc., a Texas corporation	TS STAFFING	Assumed name certificate filed on or about December 30, 2011	Massachusetts – Boston City Clerk
TS Staffing Services, Inc., a Texas corporation	TRI-STATE STAFFING	Assumed name certificate filed on or about April 12, 2012	Minnesota SOS
TS Staffing Services, Inc., a Texas corporation	TS STAFFING	Assumed name certificate filed on or about April 12, 2012	Minnesota SOS
TS Staffing Services, Inc., a Texas corporation	TRI-STATE STAFFING	Assumed name certificate filed on or about January 6, 2012	Mississippi -Dept Of Energy, Labor & Economic Growth, Bureau Of Commercial Services
TS Staffing Services, Inc., a Texas corporation	TS STAFFING	Assumed name certificate filed on or about March 29, 2012	Mississippi -Dept Of Energy, Labor & Economic Growth, Bureau Of Commercial Services
TS Staffing Services, Inc., a Texas corporation	TRI-STATE STAFFING	Assumed name certificate filed on or about April 16, 2012	Mississippi SOS
TS Staffing Services, Inc., a Texas corporation	TS STAFFING	Assumed name certificate filed on or about April 16, 2012	Mississippi SOS
TS Staffing Services, Inc., a Texas corporation	TRI-STATE STAFFING	Assumed name certificate filed on or about April 12, 2012	Missouri SOS
TS Staffing Services, Inc., a Texas corporation	TS STAFFING	Assumed name certificate filed on or about April 12, 2012	Missouri SOS
TS Staffing Services, Inc., a Texas corporation	TS STAFFING	Assumed name certificate filed on or about February 16, 2012	New Hampshire - SOS
TS Staffing Services, Inc., a Texas corporation	TRI-STATE STAFFING	Assumed name certificate filed on or about January 10, 2012	New Hampshire – SOS
TS Staffing Services, Inc., a Texas corporation	TRI-STATE STAFFING	Assumed name certificate filed on or about January 6, 2012	New Jersey – Dept of Revenue
TS Staffing Services, Inc., a Texas corporation	TS STAFFING	Assumed name certificate filed on or about January 6, 2012	New Jersey – Dept of Revenue
TS Staffing Services, Inc., a Texas corporation	ODYSSEY	Assumed name certificate filed on or about December 16, 2011	New York - SOS
TS Staffing Services, Inc., a Texas corporation	TRI-ODYSSEY	Assumed name certificate filed on or about December 16, 2011	New York - SOS
TS Staffing Services, Inc., a Texas corporation	TRI-STATE STAFFING	Assumed name certificate filed on or about December 16, 2011	New York - SOS
TS Staffing Services, Inc., a Texas corporation	TS STAFFING	Assumed name certificate filed on or about December 16, 2011	New York - SOS
TS Staffing Services, Inc., a Texas corporation	TRI-STATE STAFFING	Assumed name certificate filed on or about April 24, 2012	North Carolina County
TS Staffing Services, Inc., a Texas corporation	TS STAFFING	Assumed name certificate filed on or about April 24, 2012	North Carolina County
TS Staffing Services, Inc., a Texas corporation	TRI-STATE STAFFING	Assumed name certificate filed on or about April 19, 2012	Ohio SOS
TS Staffing Services, Inc., a Texas corporation	TS STAFFING	Assumed name certificate filed on or about April 19, 2012	Ohio SOS
TS Staffing Services, Inc., a Texas corporation	TRI-STATE STAFFING	Assumed name certificate filed on or about April 12, 2012	Oklahoma SOS
TS Staffing Services, Inc., a Texas corporation	TS STAFFING	Assumed name certificate filed on or about April 12, 2012	Oklahoma SOS
TS Staffing Services, Inc., a Texas corporation	TRI-STATE STAFFING	Assumed name certificate filed on or about April 24, 2012	Oregon SOS
TS Staffing Services, Inc., a Texas corporation	TS STAFFING	Assumed name certificate filed on or about April 24, 2012	Oregon SOS
TS Staffing Services, Inc., a Texas corporation	TS STAFFING	Assumed name certificate filed on or about April 27, 2012	Pennsylvania SOS
TS Staffing Services, Inc., a Texas corporation	TRI-STATE STAFFING	Assumed name certificate filed on or about May 25, 2012	South Carolina SOS
TS Staffing Services, Inc., a Texas corporation	TS STAFFING	Assumed name certificate filed on or about May 25, 2012	South Carolina SOS
TS Staffing Services, Inc., a Texas corporation	TRI-STATE STAFFING	Assumed name certificate filed on or about April 12, 2012	Tennessee SOS
TS Staffing Services, Inc., a Texas corporation	TS STAFFING	Assumed name certificate filed on or about April 12, 2012	Tennessee SOS
TS Staffing Services, Inc., a Texas corporation	ON DEMAND STAFFING	Assumed name certificate to be filed on or about November 23, 2011	Texas
TS Staffing Services, Inc., a Texas corporation	TRI-STATE STAFFING	Assumed name certificate filed on or about January 4, 2012	Texas - HARRIS CO.
TS Staffing Services, Inc., a Texas corporation	TS STAFFING	Assumed name certificate filed on or about January 4, 2012	Texas - HARRIS CO.
TS Staffing Services, Inc., a Texas corporation	PBS	Assumed name certificate filed on or about January 4, 2012	Texas – Harris County
TS Staffing Services, Inc., a Texas corporation	PEOPLE BUSINESS SOLUTIONS	Assumed name certificate filed on or about January 4, 2012	Texas – Harris County
TS Staffing Services, Inc., a Texas corporation	PBS	Assumed name certificate filed on or about January 6, 2012	Texas - SOS
TS Staffing Services, Inc., a Texas corporation	PEOPLE BUSINESS SOLUTIONS	Assumed name certificate filed on or about January 6, 2012	Texas - SOS
TS Staffing Services, Inc., a Texas corporation	TRI-STATE STAFFING	Assumed name certificate filed on or about January 6, 2012	Texas - SOS
TS Staffing Services, Inc., a Texas corporation	TS STAFFING	Assumed name certificate filed on or about January 6, 2012	Texas - SOS
TS Staffing Services, Inc., a Texas corporation	TRI-STATE STAFFING	Assumed name certificate filed on or about April 12, 2012	Utah SOS
TS Staffing Services, Inc., a Texas corporation	TS STAFFING	Assumed name certificate filed on or about April 12, 2012	Utah SOS
TS Staffing Services, Inc., a Texas corporation	TRI-STATE STAFFING	Assumed name certificate filed on or about May 30, 2012	Virginia SOS
TS Staffing Services, Inc., a Texas corporation	TS STAFFING	Assumed name certificate filed on or about May 30, 2012	Virginia SOS
TS Staffing Services, Inc., a Texas corporation	TRI-STATE STAFFING	Assumed name certificate filed on or about April 24, 2012	West Virginia SOS
TS Staffing Services, Inc., a Texas corporation	TS STAFFING	Assumed name certificate filed on or about April 24, 2012	West Virginia SOS
TS Staffing Services, Inc., a Texas corporation	TRI-STATE STAFFING	Assumed name certificate filed on or about May 30, 2012	Wisconsin SOS
TS Staffing Services, Inc., a Texas corporation	TS STAFFING	Assumed name certificate filed on or about May 30, 2012	Wisconsin SOS